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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) MAY 14, 2002

                        --------------------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)



          DELAWARE                        1-5794                38-1794485
          --------                        ------                ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)



 21001 VAN BORN ROAD, TAYLOR, MICHIGAN                          48180
 -------------------------------------                          -----
(Address of Principal Executive Offices)                      (Zip Code)



                                 (313) 274-7400
                                 --------------
               Registrant's telephone number, including area code






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ITEM 5.  OTHER EVENTS

         The opinion of John R. Leekley filed herewith is incorporated by reference into the Company's Registration Statements on Form S-3 (Nos. 333-58034 and 333-73802).

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

         99        Opinion of John R. Leekley






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MASCO CORPORATION



                                             By: /s/ Timothy Wadhams
                                                --------------------------------
                                                Name:  Timothy Wadhams
                                                Title: Vice President and
                                                        Chief Financial Officer



May 14, 2002







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                                  EXHIBIT INDEX

99       Opinion of John R. Leekley